                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88275) of The Penn Traffic Company of our report dated March 16, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Syracuse, New York
April 27, 2001